Exhibit 4.3

LEXINGTON REALTY TRUST,
Issuer,

CERTAIN SUBSIDIARIES OF LEXINGTON REALTY TRUST,

Subsidiary Guarantors,

and

U.S. BANK NATIONAL ASSOCIATION,
Trustee

TENTH SUPPLEMENTAL INDENTURE

Dated as of June 13, 2013

6.00% Convertible Guaranteed Notes due 2030

TENTH SUPPLEMENTAL INDENTURE

THIS TENTH SUPPLEMENTAL INDENTURE (this “Tenth Supplemental Indenture”), is entered into as of June 13, 2013, among LEXINGTON REALTY TRUST, a Maryland real estate investment trust (the “Issuer”), CERTAIN SUBSIDIARIES OF THE ISSUER SIGNATORIES HERETO (including subsidiaries of the Issuer subsequently becoming guarantors, the “Subsidiary Guarantors” or the “Guarantors”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States, as Trustee hereunder (the “Trustee”), having its Corporate Trust Office at 100 Wall Street, Suite 1600, New York, New York 10005.

WHEREAS, the Issuer, the Guarantors and the Trustee entered into that certain Indenture dated as of January 29, 2007 (the “Original Indenture”), relating to the Issuer’s unsecured debt securities authenticated and delivered under the Original Indenture;

WHEREAS, pursuant to Section 301 of the Original Indenture, the Issuer, the Subsidiary Guarantors and the Trustee established the terms of a series of Securities entitled the “5.45% Exchangeable Guaranteed Notes due 2027” of the Issuer in respect of which the Subsidiary Guarantors are guarantors (the “5.45% Notes”) pursuant to that First Supplemental Indenture dated as of January 29, 2007 among the Issuer, the Subsidiary Guarantors and the Trustee (the “First Supplemental Indenture”);

WHEREAS, pursuant to Section 2.02 of the First Supplemental Indenture and Section 303 of the Original Indenture, the Issuer, the Subsidiary Guarantors and the Trustee increased the aggregate principal amount of the 5.45% Notes by the issuance of Additional Notes pursuant to that Second Supplemental Indenture dated as of March 9, 2007 among the Issuer, the Subsidiary Guarantors and the Trustee (the “Second Supplemental Indenture”);

WHEREAS, pursuant to Section 901(9) of the Original Indenture, the Issuer, the Subsidiary Guarantors and the Trustee amended certain provisions of the Indenture to correct a provision in the Indenture which was defective or inconsistent with any other provision therein pursuant to that Third Supplemental Indenture dated as of June 19, 2007 among the Issuer, the Subsidiary Guarantors and the Trustee (the “Third Supplemental Indenture”);

WHEREAS, pursuant to Section 901(1) of the Original Indenture, the Issuer, the Subsidiary Guarantors and the Trustee amended certain provisions of the Indenture to evidence the succession of Lexington Realty Trust to The Lexington Master Limited Partnership and the assumption by Lexington Realty Trust of the covenants of the Issuer, therein and in the Securities pursuant to that Fourth Supplemental Indenture dated as of December 31, 2008 among the Issuer, the Subsidiary Guarantors and the Trustee (the “Fourth Supplemental Indenture”);

WHEREAS, the Issuer entered into that certain Credit Agreement, dated as of February 13, 2009 (the “Original Credit Agreement”), among the Issuer, Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P., and Net 3 Acquisition L.P., jointly and severally as borrowers, KeyBank National Association, as agent, and each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 12.5 therein;

WHEREAS, pursuant to Sections 901(2) and 1405 of the Original Indenture, certain subsidiaries of the Issuer that became Lexington Credit Agreement Obligors in connection with the Original Credit Agreement became Subsidiary Guarantors pursuant to that Fifth Supplement Indenture dated as of June 9, 2009 among the Issuer, the Subsidiary Guarantors and the Trustee (the “Fifth Supplement Indenture”);

WHEREAS, pursuant to Section 301 of the Original Indenture, the Issuer, the Subsidiary Guarantors and the Trustee established the terms of a series of Securities entitled the “6.00% Convertible Guaranteed Notes due 2030” of the Issuer in respect of which the Subsidiary Guarantors are guarantors (the “6.00% Notes”) pursuant to that Sixth Supplemental Indenture dated as of January 26, 2010 among the Issuer, the Subsidiary Guarantors and the Trustee (the “Sixth Supplement Indenture”);

WHEREAS, the Issuer entered into that certain Amended and Restated Credit Agreement, dated as of January 13, 2012 (the “Amended and Restated Credit Agreement”), among the Issuer, Lepercq Corporate Income Fund L.P. (“LCIF”), and Lepercq Corporate Income Fund II L.P. (“LCIFII”), jointly and severally as borrowers, KeyBank National Association, as administrative agent (“KeyBank”), and each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 12.5 therein;

WHEREAS, on January 20, 2012, the Issuer repurchased all outstanding 5.45% Notes pursuant to a holder repurchase option and, as a result, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture are of no further force and effect;

WHEREAS, pursuant to Sections 901(2) and 1405 of the Original Indenture, certain subsidiaries of the Issuer that became Lexington Credit Agreement Obligors in connection with the Amended and Restated Credit Agreement became Subsidiary Guarantors pursuant to that Seventh Supplement Indenture dated as of September 28, 2012 among the Issuer, the Subsidiary Guarantors and the Trustee (the “Seventh Supplement Indenture”);

WHEREAS, the Issuer entered into that certain Second Amended and Restated Credit Agreement, dated as of February 12, 2013 (the “New Credit Agreement”), among the Issuer, LCIF, and LCIFII, jointly and severally as borrowers, KeyBank, as administrative agent, and each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 12.5 therein;

WHEREAS, the Issuer has delivered an Officers’ Certificate to the Trustee designating the New Credit Agreement as the Lexington Credit Agreement under the Indenture;

WHEREAS, pursuant to Sections 901(2) and 1405 of the Original Indenture, certain subsidiaries of the Issuer that became Lexington Credit Agreement Obligors in connection with the New Credit Agreement became Subsidiary Guarantors pursuant to that Eighth Supplement Indenture dated as of February 13, 2013 among the Issuer, the Subsidiary Guarantors and the Trustee (the “Eighth Supplement Indenture”);

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WHEREAS, pursuant to Sections 901(2) and 1405 of the Original Indenture, certain subsidiaries of the Issuer that became Lexington Credit Agreement Obligors in connection with the New Credit Agreement became Subsidiary Guarantors pursuant to that Ninth Supplement Indenture dated as of May 6, 2013 among the Issuer, the Subsidiary Guarantors and the Trustee (the “Ninth Supplement Indenture”; and, together with the Original Indenture, the Fourth Supplement Indenture, the Fifth Supplement Indenture, the Sixth Supplement Indenture, Seventh Supplement Indenture and the Ninth Supplement Indenture, the “Indenture”);

WHEREAS, in connection with the New Credit Agreement and as of the date first set forth above, (1) the Subsidiary Guarantors listed on Exhibit A hereto continue to be Lexington Credit Agreement Obligors (the “Existing Subsidiary Guarantors”), and (2) the Subsidiaries of the Issuer listed on Exhibit B hereto, are Lexington Credit Agreement Obligors and are hereby added as Subsidiary Guarantors (the “New Subsidiary Guarantors”);

WHEREAS, Section 1405 of the Indenture requires any Subsidiary of the Issuer that is organized in the United States, any of the States or the District of Columbia and that was not a Lexington Credit Agreement Obligor and becomes a Lexington Credit Agreement Obligor, the Issuer shall arrange for such Subsidiary to execute and deliver to the Trustee, a supplemental indenture pursuant to which such Subsidiary Guarantor shall fully, unconditionally and irrevocably guarantee, as primary obligor and not merely as surety, to each Holder of the Securities and the Trustee the full and punctual payment when due, whether at maturity, by acceleration, by redemption or otherwise, of the Obligations; and

WHEREAS, the Issuer, the Subsidiary Guarantors and the Trustee have duly authorized the execution and delivery of this instrument to amend the Indenture as set forth herein and have done all things necessary to make this instrument a valid agreement of the parties hereto, in accordance with its terms.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, and for the equal and proportionate benefit of the Holders of the Notes, the Issuer, the Subsidiary Guarantors and the Trustee agree as follows:

Article One
DEFINITIONS

Section 1.1 Definitions. Capitalized terms used in this instrument and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.

Article Two
New SUBSIDIARY GUARANTORS

Section 2.1 New Subsidiary Guarantors. The New Subsidiary Guarantors fully, unconditionally and irrevocably guarantee, as primary obligor and not merely as surety, to each Holder of the Securities and the Trustee the full and punctual payment when due, whether at maturity, by acceleration, by redemption or otherwise, of the Obligations in accordance with the Indenture.

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Article Three
MISCELLANEOUS

Section 3.1 Relation to Original Indenture. This Tenth Supplemental Indenture supplements the Indenture, and shall be a part and subject to all the terms thereof. Except as supplemented hereby, all of the terms, provisions and conditions of the Indenture, and the Securities issued thereunder shall continue in full force and effect.

Section 3.2 Concerning the Trustee. The Trustee shall not be responsible for any recital herein (other than as they appear and as they apply to the Trustee) as such recitals shall be taken as statements of the Issuer and the Subsidiary Guarantors, or the validity of the execution by the Issuer or the Subsidiary Guarantors of this Tenth Supplemental Indenture. The Trustee makes no representations as to the validity or sufficiency of this instrument.

Section 3.3 Effect of Headings. The Article and Section headings herein are for convenience of reference only and shall not affect the construction hereof.

Section 3.4 Counterparts. This instrument may be executed in counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

Section 3.5 Governing Law. This instrument shall be governed by and construed in accordance with the laws of the State of New York.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Tenth Supplemental Indenture to be duly executed as of the day and year first above written.

ISSUER:

LEXINGTON REALTY TRUST, a Maryland real estate investment trust, as Issuer of the Notes

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Executive Vice President

SUBSIDARY GUARANTORS:

LEPERCQ CORPORATE INCOME FUND L.P.,
a Delaware limited partnership, as a Subsidiary Guarantor

By:	Lex GP-1 Trust, its general partner, a Delaware statutory trust

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

LEPERCQ CORPORATE INCOME FUND II L.P.,
a Delaware limited partnership, as a Subsidiary Guarantor

By:	Lex GP-1 Trust, its general partner, a Delaware statutory trust

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Lex GP-1 Trust, a Delaware statutory trust,
as a Subsidiary Guarantor

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Lex LP-1 Trust, a Delaware statutory trust,
as a Subsidiary Guarantor

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Lexington Realty Advisors, Inc., a Delaware corporation, as a Subsidiary Guarantor

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

lsac operating partnership l.p., a Delaware limited partnership, as a Subsidiary Guarantor

By:	LSAC General Partner LLC, a Delaware limited liability company, its general partner

By:	LRA Manager Corp., a Delaware corporation, its manager

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

MLP Unit pledge l.p., a Delaware limited partnership, as a Subsidiary Guarantor

By:	MLP Unit Pledge GP LLC, a Delaware limited liability company, its general partner

By:	LRA Manager Corp., a Delaware corporation, its manager

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership, as a Subsidiary Guarantor

By:	Lepercq Corporate Income Fund II L.P., a Delaware limited partnership, its general partner

By:	Lex GP-1 Trust, its general partner, a Delaware statutory trust

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

LEXINGTON/LION VENTURE L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	LXP GP, LLC, a Delaware limited liability company, its general partner

By:	LRA Manager Corp., a Delaware corporation, its manager

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

LRA MANAGER CORP. a Delaware corporation, as a Subsidiary Guarantor

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Lexington Tennessee Holdings L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	Lex GP-1 Trust, its general partner, a Delaware statutory trust

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Lex Chillicothe GP LLC
Lexington Lakewood Manager LLC
Lexington Millington Manager LLC
Lexington Columbus GP LLC
Lex Shreveport GP LLC
Lex St. Joseph GP LLC
Lexington Acquiport Company, LLC
Acquiport Winchester Manager LLC
Acquiport 600 Manager LLC
Acquiport 550 Manager LLC
Lexington Waxahachie Manager LLC
Lexington Acquiport Sierra LLC
Lexington Southfield LLC
Lexington TNI Westlake Manager LLC
Lexington Bristol GP LLC
Lexington Dulles Manager LLC
Lexington Tampa GP LLC
Lexington Bulverde Manager LLC
Lexington Shelby GP LLC
Lexington Olive Branch Manager LLC
Lexington Florence Manager LLC
Lexington Toy Trustee LLC
Lexington Wallingford Manager LLC
Lexington High Point Manager LLC
Lex-Property Holdings LLC
Lex GP Holding LLC
Lex Westerville GP LLC
Lexington Duncan Manager LLC
Lexington Mlp Westerville Manager LLC
LXP GP, LLC
NK-ODW/Columbus Property Manager LLC
NK-Lumberton Property Manager LLC
NK-Cinn Hamilton Property Manager LLC
Newkirk Gersant GP LLC
Lex Phoenix GP LLC

Each, a Delaware limited liability company, as Subsidiary Guarantors

By:	LRA Manager Corp., their Manager

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Newkirk Jacway GP LLC
Newkirk Liroc GP LLC
Newkirk Avrem GP LLC
Newkirk Walando GP LLC
Lexington Allen Manager LLC
Lex Rock Hill GP LLC
Lexington Lion Cary GP LLC
Lexington Lion Plymouth GP LLC
Lexington Collierville Manager LLC
Lexington Louisville Manager LLC
Lexington Lake Forest Manager LLC
Lexington Centennial Manager LLC
Newkirk MLP Unit LLC
MLP Unit Pledge GP LLC
LSAC General Partner LLC
LSAC Crossville Manager LLC
Lex Jessup GP LLC
Newkirk Clifmar GP LLC
Newkirk Salistown GP LLC
Newkirk Dalhill GP LLC
Newkirk Carolion GP LLC
Newkirk Superwest GP LLC
Newkirk Elway GP LLC
Newkirk Johab GP LLC
Newkirk Washtex GP LLC
Newkirk Basot GP LLC
Newkirk Lanmar GP LLC
Newkirk JLE Way GP LLC
Newkirk Altenn GP LLC
Lexington Durham LLC

Each, a Delaware limited liability company, as Subsidiary Guarantors

By:	LRA Manager Corp., their Manager

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Lex Missouri City GP LLC
Lex Opelika GP LLC
Lex Valdosta GP LLC
Lexington American Way LLC
Lexington Antioch Manager LLC
Lexington Hampton LLC
LSAC Oklahoma City Manager LLC
LSAC Woodlands Manager LLC
LMLP GP LLC
Newkirk Croydon GP LLC
Newkirk Denport GP LLC
Newkirk Skoob GP LLC
Newkirk Spokmont GP LLC
NLSAF Mcdonough Manager LLC
Triple Net Investment Company LLC
Xel Florence GP LLC
Acquiport Temperance LLC
Acquiport Milford LLC
Lexington Marshall LLC
Lexington Palm Beach LLC
Lexington OC LLC
Net 1 Phoenix L.L.C.
Lexington Canton LLC
Net 2 Hampton LLC
Net 1 Henderson LLC
Savannah Waterfront Hotel LLC
Lexington Fort Mill Manager LLC
Acquiport Laurens LLC
LSAC Eau Claire Manager LLC
NLSAF Marshall GP LLC
Lexington Minneapolis LLC
Net 2 Cox LLC
Lexington Livonia L.L.C.

Each, a Delaware limited liability company, as Subsidiary Guarantors

By:	LRA Manager Corp., their Manager

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Lexington Glendale Manager LLC
Lexington TNI Des Moines Manager LLC
Lexington Foxboro I LLC
Newkirk Elport GP LLC
Newkirk Syrcar GP LLC
NLSAF Jacksonville GP LLC
Newkirk Bluff GP LLC
Lex-Eastgar GP LLC
LSAC Pascagoula Manager LLC
NLSAF Tampa GP LLC
Lex Eugene GP LLC

Each, a Delaware limited liability company, as Subsidiary Guarantors

By:	LRA Manager Corp., their Manager

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Lex Chillicothe L.P.
By: Lex Chillicothe GP LLC, its general partner

Lexington Lakewood L.P.
By: Lexington Lakewood Manager LLC, its general partner

Lexington Millington L.P.
By: Lexington Millington Manager LLC, its general partner

Lexington Columbus L.P.
By: Lexington Columbus GP LLC, its general partner

Each, a Delaware limited partnership, as Subsidiary Guarantors

By: LRA Manager Corp., Manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Lex Shreveport L.P.
By: Lex Shreveport GP LLC, its general partner

Lex St. Joseph L.P.
By: Lex St. Joseph GP LLC, its general partner

Lexington Waxahachie L.P.
By: Lexington Waxahachie Manager LLC, its general partner

Lexington Acquiport Colinas L.P.
By: Lexington Acquiport Sierra LLC, its general partner

Federal Southfield Limited Partnership
By: Lexington Southfield LLC, its general partner

Lexington TNI Westlake L.P.
By: Lexington TNI Westlake Manager LLC, its general partner

Lexington Bristol L.P.
By: Lexington Bristol GP LLC, its general partner

Lexington Tampa L.P.
By: Lexington Tampa GP LLC, its general partner

Lexington Bulverde L.P.
By: Lexington Bulverde Manager LLC, its general partner

Lexington Shelby L.P.
By: Lexington Shelby GP LLC, its general partner

Each, a Delaware limited partnership, as Subsidiary Guarantors

By: LRA Manager Corp., Manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Lexington Toy Lynwood L.P.
Lexington Toy Clackamas L.P.
Lexington Toy Tulsa L.P.
Each By: Lexington Toys Trustee LLC, its general partner

Lex Westerville L.P.
By: Lex Westerville GP LLC, its general partner

Lexington Duncan L.P.
By: Lexington Duncan Manager LLC, its general partner

Lexington MLP Westerville L.P.
By: Lexington MLP Westerville Manager LLC, its general partner

Newkirk Gersant L.P.
By: Newkirk Gersant GP LLC, its general partner

Newkirk Jacway L.P.
By: Newkirk Jacway GP LLC, its general partner

Newkirk Liroc L.P.
By: Newkirk Liroc GP LLC, its general partner

Newkirk Avrem L.P.
By: Newkirk Avrem GP LLC, its general partner

Newkirk Walando L.P.
By: Newkirk Walando GP LLC, its general partner

Lex Phoenix L.P.
By: Lex Phoenix GP LLC, its general partner

Each, a Delaware limited partnership, as Subsidiary Guarantors

By: LRA Manager Corp., Manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Lexington Allen L.P.
By: Lexington Allen Manager LLC, its general partner

Lex Rock Hill L.P.
By: Lex Rock Hill GP LLC, its general partner

Lexington Lion Cary L.P.
By: Lexington Lion Cary GP LLC, its general partner

Lexington Lion Plymouth L.P.
By: Lexington Lion Plymouth GP LLC, its general partner

Lexington Collierville L.P.
By: Lexington Collierville Manager LLC, its general partner

Lexington Louisville L.P.
By: Lexington Louisville Manager LLC, its general partner

Lexington Lake Forest L.P.
By: Lexington Lake Forest Manager LLC, its general partner

LSAC Crossville L.P.
By: LSAC Crossville Manager LLC, its general partner

Lex Jessup L.P.
By: Lex Jessup GP LLC, its general partner

Each, a Delaware limited partnership, as Subsidiary Guarantors
By: LRA Manager Corp., Manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Newkirk Clifmar L.P.
By: Newkirk Clifmar GP LLC, its general partner

Newkirk Salistown L.P.
By: Newkirk Salistown GP LLC, its general partner

Newkirk Dalhill L.P.
By: Newkirk Dalhill GP LLC, its general partner

Newkirk Carolion L.P.
By: Newkirk Carolion GP LLC, its general partner

Newkirk Superwest L.P.
By: Newkirk Superwest GP LLC, its general partner

Newkirk Elway L.P.
By: Newkirk Elway GP LLC, its general partner

Newkirk Johab L.P.
By: Newkirk Johab GP LLC, its general partner

Newkirk Washtex L.P.
By: Newkirk Washtex GP LLC, its general partner

Newkirk Basot L.P.
By: Newkirk Basot GP LLC, its general partner

Newkirk Lanmar L.P.
By: Newkirk Lanmar GP LLC, its general partner

Newkirk JLE Way L.P.
By: Newkirk JLE Way GP LLC, its general partner

Each, a Delaware limited partnership, as Subsidiary Guarantors

By: LRA Manager Corp., Manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Newkirk Altenn L.P.
By: Newkirk Altenn GP LLC, its general partner

LSAC Eau Claire L.P.
By: LSAC Eau Claire Manager LLC, its general partner

NLSAF Marshall L.P.
By: NLSAF Marshall GP LLC, its general partner

Lexington TNI Des Moines L.P.
By: Lexington TNI Des Moines Manager LLC, its general partner

Newkirk Elport L.P.
By: Newkirk Elport GP LLC, its general partner

Newkirk Syrcar L.P.
By: Newkirk Syrcar GP LLC, its general partner

NLSAF Jacksonville L.P.
By: NLSAF Jacksonville GP LLC, its general partner

Newkirk Bluff L.P.
By: Newkirk Bluff GP LLC, its general partner

Lex-Eastgar L.P.
By: Lex-Eastgar GP LLC, its general partner

LSAC Pascagoula L.P.
By: LSAC Pascagoula Manager LLC, its general partner

NLSAF Tampa L.P.
By: NLSAF Tampa GP LLC, its general partner

Each, a Delaware limited partnership, as Subsidiary Guarantors

By: LRA Manager Corp., Manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Lexington Durham Limited Partnership
By: Lexington Durham LLC, its sole general partner

Lex Eugene L.P.
By: Lex Eugene GP LLC, its general partner

Lex Missouri City L.P.
By: Lex Missouri City GP LLC, its general partner

Lex Opelika L.P.
By: Lex Opelika GP LLC, its general partner

Lex Valdosta L.P.
By: Lex Valdosta GP LLC, its general partner

LSAC Oklahoma City L.P.
By: LSAC Oklahoma City Manager LLC, its general partner

LSAC Woodlands L.P.
By: LSAC Woodlands Manager LLC, its general partner

Newkirk Croydon L.P.
By: Newkirk Croydon GP LLC, its general partner

Newkirk Denport L.P.
By: Newkirk Denport GP LLC, its general partner

Newkirk Skoob L.P.
By: Newkirk Skoob GP LLC, its general partner

Each, a Delaware limited partnership, as Subsidiary Guarantors

By: LRA Manager Corp., Manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Newkirk Spokmont L.P.
By: Newkirk Spokmont GP LLC, its general partner

NLSAF Mcdonough L.P.
By: NLSAF McDonough Manager LLC, its general partner

Xel Florence L.P.
By: Xel Florence GP LLC, its general partner

Net Lease Strategic Assets Fund L.P.
By: LMLP GP LLC, its general partner

Each, a Delaware limited partnership, as Subsidiary Guarantors

By: LRA Manager Corp., Manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Acquiport Winchester LLC
By: Acquiport Winchester Manager LLC, its sole member

Acquiport Lake Mary 600 LLC
By: Acquiport 600 Manager LLC, its sole member

Acquiport Lake Mary 550 LLC
By: Acquiport 550 Manager LLC, its sole member

Each, a Delaware limited liability company, as Subsidiary Guarantors

By: LRA Manager Corp., Manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Lexington Dulles LLC
By: Lexington Dulles Manager LLC, its sole member

Lexington Olive Branch LLC
By: Lexington Olive Branch Manager LLC, its sole member

Lexington Florence LLC
By: Lexington Florence Manager LLC, its sole member

Lexington Wallingford LLC
By: Lexington Wallingford Manager LLC, its sole member

Lexington High Point LLC
By: Lexington High Point Manager LLC, its sole member

Lexington Fort Mill LLC
By: Lexington Fort Mill Manager LLC, its sole member

NK-ODW/Columbus Property LLC
By: NK-ODW/Columbus Property Manager LLC, its sole member

NK-Lumberton Property LLC
By: NK-Lumberton Property Manager LLC, its sole member

NK-Cinn Hamilton Property LLC
By: NK-CINN Hamilton Property Manager LLC, its sole member

Each, a Delaware limited liability company, as Subsidiary Guarantors

By: LRA Manager Corp., Manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Lexington Centennial LLC
By: Lexington Centennial Manager LLC, its general partner

Lexington Glendale LLC
By: Lexington Glendale Manager LLC, its sole member

Lexington Antioch LLC
By: Lexington Antioch Manager LLC, its sole member

Each, a Delaware limited liability company, as Subsidiary Guarantors

By: LRA Manager Corp., Manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Acquiport Brea Manager LLC
Lexington TNI Irving Manager LLC
Lexington Gears Manager LLC
Lexington Tempe Manager LLC
Lexington Memphis (JVF) Manager LLC
Lexington Las Vegas (VEGPOW) Manager LLC
Lexington Columbus (Jackson Street) Manager LLC
Lex Houston GP LLC
Lexington Knoxville Manager LLC
Lexington Foxboro II LLC

Each, a Delaware limited liability company, as New Guarantors

By: LRA Manager Corp., a Delaware corporation, their manager

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Acquiport Brea L.P.
By: Acquiport Brea Manager LLC, its general partner

Lexington TNI Irving L.P.
By: Lexington TNI Irving Manager LLC, its general partner

Lexington Gears L.P.
By: Lexington Gears Manager LLC, its general partner

Lexington Tempe L.P.
By: Lexington Tempe Manager LLC, its general partner

Lex Houston L.P.
By: Lex Houston GP LLC, its general partner

Lexington Columbus (Jackson Street) L.P.
By: Lexington Columbus (Jackson Street) Manager LLC, its general partner

Lexington Las Vegas (VEGPOW) L.P.
By: Lexington Las Vegas (VEGPOW) Manager LLC, its general partner

Lexington Memphis (JVF) L.P.
By: Lexington Memphis (JVF) Manager LLC, its general partner

Each, a Delaware limited partnership, as New Guarantors

By: LRA Manager Corp., a Delaware corporation, manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Lexington Knoxville LLC, a Delaware limited liability company, as a New Guarantor
By: Lexington Knoxville Manager LLC, its member

By:	LRA Manager Corp., a Delaware corporation, manager of the member

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Lexington Acquiport Fishers LLC
Lexington Arlington Manager LLC
Lexington Redmond Manager LLC
Lexington Moody LLC,
Lexington Fort Mill II Manager LLC,

Each, a Delaware limited liability company, as a New Guarantor

By: LRA Manager Corp., a Delaware corporation, their manager

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

LEXINGTON ARLINGTON L.P.,
By: Lexington Arlington Manager LLC, its general partner

LEXINGTON MOODY L.P.
By: Lexington Moody LLC, its general partner

LEXINGTON FORT MILL II LLC,
By: Lexington Fort Mill II Manager LLC, a Delaware limited liability company, its member

LEXINGTON REDMOND LLC,
By: Lexington Redmond LLC, its member

Each, a Delaware limited partnership, as a New Guarantor

By: LRA Manager Corp., a Delaware corporation, manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

TRUSTEE:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ William G. Keenan
Name:	William G. Keenan
Title:	Vice President

Exhibit A

Existing Subsidiary Guarantors

Lepercq Corporate Income Fund L.P.

Lepercq Corporate Income Fund II L.P.

Lex GP-1 Trust

Lex LP-1 Trust

Lexington Olive Branch Manager LLC

Lexington Realty Advisors, Inc.

Lexington Southfield LLC

Lexington Waxahachie Manager LLC

Lex GP Holding LLC

Lexington Collierville Manager LLC

Lexington Duncan Manager LLC

Lexington Florence Manager LLC

Lexington Fort Street Trustee LLC

Lexington Honolulu Manager LLC

Lexington MLP Westerville Manager LLC

Lexington Toy Trustee LLC

Lex-Property Holdings LLC

LSAC Crossville Manager LLC

LSAC General Partner LLC

LSAC Operating Partnership L.P.

MLP Unit Pledge GP LLC

MLP Unit Pledge L.P.

Newkirk Altenn GP LLC

Newkirk Avrem GP LLC

Newkirk Basot GP LLC

Newkirk Carolion GP LLC

Newkirk Clifmar GP LLC

Newkirk Dalhill GP LLC

Newkirk Elway GP LLC

Newkirk Gersant GP LLC

Newkirk Jacaway GP LLC

Newkirk JLE WAY GP LLC

Newkirk Johab GP LLC

Newkirk Lanmar GP LLC

Newkirk Liroc GP LLC

Newkirk MLP Unit LLC

Newkirk Salistown GP LLC

Newkirk Sunway GP LLC

Newkirk Superwest GP LLC

Newkirk Walando GP LLC

Newkirk Washtex GP LLC

NK-Cinn Hamilton Property Manager LLC

Lexington Acquiport Company, LLC

Acquiport 550 Manager LLC

Acquiport 600 Manager LLC

Acquiport Winchester Manager LLC

Lexington Columbus GP LLC

Lexington Millington Manager LLC

Lexington Lakewood Manager LLC

Lex Chillicothe GP LLC

Lexington Durham LLC (formerly Lexington Durham, Inc.)

Lexington Acquiport Sierra LLC

Lexington TNI Westlake Manager LLC

Phoenix Hotel Associates Limited Partnership

Lexington Bristol GP LLC

Lexington Dulles Manager LLC

Lexington Tampa GP LLC

Lexington Bulverde Manager LLC

Lexington Shelby GP LLC

LXP GP, LLC

Lexington/Lion Venture L.P.

Lex Westerville GP LLC

Lexington High Point Manager LLC

Lexington Wallingford Manager LLC

Lexington Lake Forest Manager LLC

Lexington Louisville Manager LLC

NK-ODW/Columbus Property Manager LLC

NK-Lumberton Property Manager LLC

Lexington Allen Manager LLC

Lex Rock Hill GP LLC

Lexington Lion Cary GP LLC

Lexington Centennial Manager LLC

Lexington Lion Plymouth GP LLC

Lex Jessup GP LLC

Lex Shreveport GP LLC

Lex St. Joseph GP LLC

LRA Manager Corp.

Lexington Tennessee Holdings L.P.

Acquiport Temperance LLC

Acquiport Milford LLC

Lexington Marshall LLC

Lexington Palm Beach LLC

Lexington OC LLC

Net 1 Phoenix L.L.C.

Lexington Canton LLC

Net 2 Hampton LLC

Net 1 Henderson LLC

Savannah Waterfront Hotel LLC

Lexington Fort Mill LLC

Lexington Fort Mill Manager LLC

Acquiport Laurens LLC

LSAC Eau Clarie L.P.

LSAC Eau Claire Manager LLC

NLSAF Marshall L.P.

NLSAF Marshall GP LLC

Lexington Minneapolis LLC
Net 2 Cox LLC

Lexington Livonia L.L.C.

Lexington Glendale LLC

Lexington Glendale Manager LLC
Lexington TNI Des Moines L.P.

Lexington TNI Des Moines Manager LLC
Lexington Foxboro I LLC

Newkirk Elport L.P.

Newkirk Elport GP LLC

Newkirk Syrcar L.P.

Newkirk Syrcar GP LLC

NLSAF Jacksonville L.P.

NLSAF Jacksonville GP LLC

Newkirk Bluff L.P.

Newkirk Bluff GP LLC

Lex-Eastgar L.P.

Lex-Eastgar GP LLC

LSAC Pascagoula L.P.

LSAC Pascagoula Manager LLC
NLSAF Tampa L.P.

NLSAF Tampa GP LLC

Lex Eugene L.P.

Lex Eugene GP LLC

Lex Missouri City L.P.

Lex Missouri City GP LLC

Lex Opelika L.P.

Lex Opelika GP LLC

Lex Valdosta L.P.

Lex Valdosta GP LLC

Lexington American Way LLC

Lexington Antioch LLC

Lexington Antioch Manager LLC

Lexington Hampton LLC

LSAC Oklahoma City L.P.

LSAC Oklahoma City Manager LLC

LSAC Woodlands L.P.

LSAC Woodlands Manager LLC
Net Lease Strategic Assets Fund L.P.

LMLP GP LLC

Newkirk Croydon L.P.

Newkirk Croydon GP LLC

Newkirk Denport L.P.

Newkirk Denport GP LLC

Newkirk Skoob L.P.

Newkirk Skoob GP LLC

Newkirk Spokmont L.P.

Newkirk Spokmont GP LLC

NLSAF McDonough L.P.

NLSAF McDonough Manager LLC

Triple Net Investment Company LLC

Xel Florence L.P.

Xel Florence GP LLC

Lex Chillicothe L.P.

Lexington Lakewood L.P.

Lexington Millington L.P.

Lexington Columbus L.P.

Lex Shreveport L.P.

Lex St. Joseph L.P.

Acquiport Winchester LLC

Acquiport Lake Mary 600 LLC

Acquiport Lake Mary 550 LLC

Lexington Waxahachie L.P.

Lexington Acquiport Colinas L.P.

Federal Southfield Limited Partnership

Lexington TNI Westlake L.P.

Lexington Bristol L.P.

Lexington Dulles LLC

Lexington Tampa L.P.

Lexington Bulverde L.P.

Lexington Shelby L.P.

Lexington Olive Branch LLC

Lexington Florence LLC

Lexington Honolulu L.P.

Lexington Toy Lynwood L.P.

Lexington Toy Clackamas L.P.

Lexington Toy Tulsa L.P.

Lexington Wallingford LLC

Lexington High Point LLC

Lex Westerville L.P.

Lexington Duncan L.P.

Lexington MLP Westerville L.P.

NK-ODW/Columbus Property LLC

NK-Lumberton Property LLC

NK-CINN Hamilton Property LLC

Newkirk Gersant L.P.

Newkirk Jacway L.P.

Newkirk Liroc L.P.

Newkirk Avrem L.P.

Newkirk Walando L.P.

Lexington Allen L.P.

Lex Rock Hill L.P.

Lexington Lion Cary L.P.

Lexington Lion Plymouth L.P.

Lexington Collierville L.P.

Lexington Louisville L.P.

Lexington Lake Forest L.P.

Lexington Centennial LLC

LSAC Crossville L.P.

Lex Jessup L.P.

Newkirk Clifmar L.P.

Newkirk Salistown L.P.

Newkirk Dalhill L.P.

Newkirk Carolion L.P.

Newkirk Superwest L.P.

Newkirk Elway L.P.

Newkirk Johab L.P.

Newkirk Washtex L.P.

Newkirk Basot L.P.

Newkirk Lanmar L.P.

Newkirk JLE Way L.P.

Newkirk Altenn L.P.

Lexington Durham Limited Partnership

Lex Phoenix L.P.

Lex Phoenix GP LLC

Acquiport Brea Manager LLC

Acquiport Brea L.P.

Lexington TNI Irving Manager LLC

Lexington TNI Irving L.P.

Lexington Gears Manager LLC

Lexington Gears L.P.

Lexington Tempe Manager LLC

Lexington Tempe L.P.

Lexington Memphis (JVF) Manager LLC

Lexington Memphis (JVF) L.P.

Lexington Las Vegas (VEGPOW) Manager LLC

Lexington Las Vegas (VEGPOW) L.P.

Lexington Columbus (Jackson Street) Manager LLC

Lexington Columbus (Jackson Street) L.P.

Lex Houston GP LLC

Lex Houston L.P.

Lexington Knoxville Manager LLC

Lexington Knoxville LLC

Lexington Foxboro II LLC

Exhibit B

New Subsidiary Guarantors

Lexington Acquiport Fishers LLC

Lexington Arlington L.P.

Lexington Arlington Manager LLC

Lexington Redmond LLC

Lexington Redmond Manager LLC

Lexington Moody LLCti

Lexington Moody L.P.

Lexington Fort Mill II Manager LLC

Lexington Fort Mill II LLC